UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 8, 2021
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Office 02-130
Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Resonant Inc. held its 2021 annual meeting of stockholders on June 8, 2021. At the annual meeting, there were 60,260,123 shares entitled to vote, and 39,035,940 shares (64.77%) were represented at the annual meeting in person or by proxy.

At the annual meeting, Mr. Rubén Caballero, Mr. Michael Fox, Mr. George Holmes, Mr. Alan Howe, Mr. Jack Jacobs, Mr. Joshua Jacobs, Ms. Jean Rankin and Mr. Robert Tirva were elected directors by a plurality of the votes. Also at the annual meeting, our stockholders voted to approve the compensation of our executives and to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.Proposal to elect Rubén Caballero, Michael J. Fox, George B. Holmes, Alan B. Howe, Jack H. Jacobs, Joshua Jacobs, Jean F. Rankin and Robert Tirva as directors to hold office until the 2022 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Rubén Caballero	17,086,060	3,023,564	18,926,316
Michael J. Fox	16,822,659	3,286,965	18,926,316
George B. Holmes	19,694,156	415,468	18,926,316
Alan B. Howe	13,646,126	6,463,498	18,926,316
Jack H. Jacobs	17,041,216	3,068,408	18,926,316
Joshua Jacobs	19,577,060	532,564	18,926,316
Jean F. Rankin	19,659,233	450,391	18,926,316
Robert Tirva	19,681,909	427,715	18,926,316

2.Proposal to approve, through an advisory vote, the compensation of our executive officers.

For	Against	Abstain	Broker Non-Votes
14,941,782	4,879,480	288,362	18,926,316

3.Proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
38,636,457	208,206	191,277	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021	Resonant Inc.

By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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